UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22212

CALVERT SAGE FUND
(Exact name of registrant as specified in charter)

4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Address of Principal Executive Offices)

Ivy Wafford Duke, Esq.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (301) 951-4800

Date of fiscal year end: December 31

Date of reporting period: Six months ended June 30, 2015

Item 1. Report to Stockholders.

[Calvert Large Cap Value Fund Semi-Annual Report to Shareholders]

[Calvert Equity Income Fund Semi-Annual Report to Shareholders]

Calvert Large Cap Value Fund

Semi-Annual Report June 30, 2015 E-Delivery Sign-Up — Details Inside

Choose Planet-friendly E-delivery!
Sign up now for on-line statements, prospectuses, and fund reports. In less than five minutes you can help reduce paper mail and lower fund costs.
Just go to www.calvert.com. If you already have an online account at Calvert, click on Login, to access your Account, and select the documents you would like to receive via e-mail.
If you’re new to online account access, click on Login, then Register to create your user name and password. Once you’re in, click on the E-delivery sign-up on the Account Portfolio page and follow the quick, easy steps.
Note: if your shares are not held directly at Calvert but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

TABLE OF CONTENTS

4	President’s Letter
7	Portfolio Management Discussion
12	Shareholder Expense Example
13	Statement of Net Assets
17	Statement of Operations
18	Statements of Changes in Net Assets
20	Notes to Financial Statements
25	Financial Highlights
31	Explanation of Financial Tables
32	Proxy Voting
32	Availability of Quarterly Portfolio Holdings

John Streur President and Chief Executive Officer, Calvert Investments, Inc.
Dear Shareowners and Clients,
The global stock market produced modestly positive returns in most regions for the first half of 2015, while minor declines were experienced throughout bond markets. The most notable change from the recent past is the superior performance of non-U.S. stocks so far this year, despite uncertainty over a resolution to Greece’s long-running debt crisis. (see table below)
Investors may have been attracted to non-U.S. equities during this period because of their relatively attractive valuations and the perception that the U.S. Federal Reserve (the Fed) is closer to raising interest rates than its central bank counterparts in other regions. The second half of 2015 is likely to see greater market volatility as events in Greece continue to unfold, the Chinese government and populace come to grips with the margin loan-driven Chinese stock market, and the U.S. Fed either does or does not raise interest rates in September.
Calvert’s investment results across our equity, fixed income, index, asset allocation and volatility-managed strategies ranged from acceptable to somewhat above benchmark, with our best results coming in our asset allocation, small cap, index and international equity strategies.

Annual Returns
INDICES	2015 YTD (as of 6/30/2015)	2014	2013	2012
Equities
S&P 500 Index	1.23%	13.69%	32.39%	16.00%
MSCI EAFE Investable Market Index	6.45%	-4.50%	24.04%	18.20%
MSCI Emerging Markets Index	3.12%	-1.82%	-2.27%	18.63%
Fixed Income
Barclays U.S. Credit Index	-0.78%	7.53%	-2.01%	9.37%
Barclays U.S. Aggregate Bond Index	-0.10%	5.97%	-2.02%	4.21%
Barclays Global Aggregate Index	-3.08%	0.59%	-2.60%	4.32%
– EX-USD (USD Hedged)	-0.71%	8.79%	1.18%	6.46%
– EX-USD (Unhedged)	-5.43%	-3.08%	-3.08%	4.09%

4 www.calvert.com CALVERT LARGE CAP VALUE FUND SEMI-ANNUAL REPORT (UNAUDITED)

As a shareholder of Calvert Funds, you are involved with us in our growing and evolving role as a leader in responsible investing. Consistent with our role as a steward of your investments in Calvert Funds, we are happy to report progress on two ongoing priorities—reducing fund fees and expenses to our shareholders and strengthening our investment research processes. As of the date of this letter in mid-July, expenses were reduced on Calvert International Equity Fund, Calvert Emerging Markets Equity Fund, Calvert U.S. Large Cap Core Responsible Index Fund, and Calvert Tax-Free Bond Fund (now Calvert Tax-Free Responsible Impact Bond Fund) which results in immediate lower costs to shareholders in those funds.
With regard to our investment processes, we have fully developed the Calvert Principles for Responsible Investment, which guide our investment research and management efforts for the Calvert Responsible Index Funds. These Principles (see http://www.calvert.com/NRC/literature/documents/TL10194.pdf) are the over-arching framework through which Calvert Investments evaluates corporations for investment and will be implemented on a rolling basis going forward across Calvert’s fund family.
The application of the Principles allows us to move to an in-depth research process and system that uses detailed information about corporate behavior worldwide. A key objective of our research is to identify companies that are solving problems and driving positive change, in addition to companies that do no harm. We believe that it is urgent to solve major challenges faced by our society related to environmental sustainability and a set of social matters such as income inequality. Our Principles are designed to facilitate the research needed to find companies that make a contribution to positive change.
Through our research, we find that companies able to demonstrate expertise and leadership in environmental, social, and governance practices that are material to their financial results have an increased potential to be rewarded by the financial markets. We are pleased to publish two original research papers related to both equities and fixed-income investing on this topic this summer (see http://www.calvert.com/perspective/equity-markets/perspectives-on-esg-integration-in-equity-investing and http://www.calvert.com/perspective/fixed-income-markets/the-esg-advantage-in-fixed-income, respectively).
Additionally, Calvert’s research system and processes are an important part of our active ownership and engagement efforts, as we are able to identify corporate behaviors that are material to social and environmental outcomes and present our case to corporate management in a way that ties back to economic value. Currently we have ongoing, direct engagement with over 200 corporations and to date have filed 33 shareholder resolutions. Our agenda covers a range of urgent issues, some long-standing, such as human rights, equality, and the environment—as well as more recent, emerging concerns, including internet privacy and the fair and equitable use of data.
Calvert’s team is buoyed by what we observe to be powerful trends that point to the type of long-term, positive change that is urgently needed to improve and sustain our society and world. We see companies and institutions that we may never have expected to join our efforts now coming to learn about responsible investing. In fact, today over 1,400 large asset owners, representing $59 trillion of investable assets, have signed the United Nations Principles of Responsible Investing, which Calvert was a founding signatory to in 2006. We observe powerful leaders, like Pope Francis and the Vatican, publishing a compelling case for stewardship of the world’s natural resources as a fundamental obligation, and calling for actions to address instances of environmental degradation, inequality and social injustice throughout the world.

www.calvert.com CALVERT LARGE CAP VALUE FUND SEMI-ANNUAL REPORT (UNAUDITED) 5

Through our Principles for Responsible Investment, Calvert seeks to foster enduring values that drive positive change—through an investment strategy that strives to produce excellent financial results through companies making positive contributions to the evolving needs of society.
We appreciate the confidence and trust you have placed in us, and your loyalty and share ownership of Calvert Funds.
Respectfully,
John Streur
President and Trustee, Calvert Funds
President and Chief Executive Officer, Calvert Investments, Inc.
July 2015

For more information on any Calvert fund, please contact Calvert at 800.368.2748 for a free summary prospectus and/or prospectus. An investor should consider the investment objectives, risks, charges, and expenses of an investment carefully before investing. The summary prospectus and prospectus contain this and other information. Read them carefully before you invest or send money.

6 www.calvert.com CALVERT LARGE CAP VALUE FUND SEMI-ANNUAL REPORT (UNAUDITED)

PORTFOLIO MANAGEMENT DISCUSSION

Rachel Volynsky Vice President and Senior Portfolio Manager
Performance
For the six months ended June 30, 2015, the Calvert Large Cap Value Fund (Class A shares at NAV) returned 1.25 percent, outperforming its benchmark, the Russell 1000 Value Index, which declined 0.61 percent. The Fund also outperformed the Lipper Large-Cap Value Funds Average, which returned 0.40 percent during the period. All of the outperformance occurred in the second quarter of 2015.
Investment Process
Our investment process is grounded in an owner-operator mentality, where we seek sound businesses that are temporarily undervalued or underappreciated by the market. We focus on attractively valued business franchises with dividend yields, reasonable growth prospects, solid financial strength, and attractive or improving environmental, social, and governance (ESG) attributes.
In the second half of 2015, the Fund will be making the transition from a domestic to a global strategy, making our process more effective as we expand our universe. The Fund’s benchmark will change from the Russell 1000 Value Index to the MSCI World Index, while our SAGE strategy, which has guided our approach to ESG issues, will be replaced by the Calvert Principles for Responsible Investment. The global universe will enable us to cast a wider net to capture higher dividends and ESG leaders with better growth and prices.

CALVERT LARGE CAP VALUE FUND

JUNE 30, 2015

INVESTMENT PERFORMANCE
(TOTAL RETURN AT NAV*)
	6 MONTHS ENDED 6/30/15	12 MONTHS ENDED 6/30/15
Class A	1.25%	2.86%
Class C	0.69%	1.74%
Class Y	1.38%	3.11%

Russell 1000 Value Index	-0.61%	4.13%

Lipper Large-Cap Value Funds Average	0.40%	4.07%

ECONOMIC SECTORS		% OF TOTAL INVESTMENTS
Consumer Discretionary		8.1%
Consumer Staples		8.5%
Energy		8.9%
Financials		24.3%
Health Care		13.0%
Industrials		12.3%
Information Technology		13.5%
Materials		2.5%
Short-Term Investments		3.0%
Telecommunication Services		5.9%
Total		100.0%

* Total return at NAV does not reflect the deduction of the Fund’s maximum 4.75% front-end sales charge or any deferred sales charges.

We will also be de-emphasizing the energy and utility sectors, two groups with high ESG impacts and relatively low ESG scores, while increasing our exposure to Europe, a leader in ESG, and Japan, where ESG performance is improving. Many ESG leaders are domiciled in Europe, which has a strong culture of responsible investing and

www.calvert.com CALVERT LARGE CAP VALUE FUND SEMI-ANNUAL REPORT (UNAUDITED) 7

progressive, government-sponsored ESG legislation. Japan, meanwhile, is seeing a sea change with respect to focus on improved profitability driven by better corporate governance, all of which is mandated by the Abe government. Furthermore, the increased breadth of the new universe will allow us to have greater conviction in our Fund holdings.
In connection with the change in strategy, the Fund’s name will change to the Calvert Global Value Fund in October. Please see the supplement to the Fund’s prospectus.
Market Review
A persistent theme of the past cycle has been a long streak of growth style stocks outperforming their value counterparts. The first quarter was no exception even as the economy contracted primarily because of port strikes, harsh winter conditions, and the shrinking shale industry. Generally, the recovery this cycle has been spotty and tepid, lacking the strength that is conducive to outperformance in the value style. The silver lining, however, is that our Fund’s holdings are attractively valued relative to the market and are positioned to benefit from a steadily firming economy and the Fed’s resolve to raise rates later this year. As of the second quarter, the Fund benefited from minimum exposure to holdings like utilities and real-estate investment trusts that perform best in low interest rate environments and an overweight to subsectors that do better in rising rate environments, including banks, brokers, and insurers.
The other theme that dominated the markets this cycle was the diverging of U.S. Fed policy from that of global peers as improvement in the U.S. economy outpaced that of its global peers. We are now seeing signs of economic stabilization, particularly in Europe and Japan, where in both cases, quantitative easing is working its way through the system, as evidenced, in the first instance, by the remarkable rise in the yields of German bonds, known as Bunds, during the second quarter.

CALVERT LARGE CAP VALUE FUND
JUNE 30, 2015

AVERAGE ANNUAL TOTAL RETURNS
CLASS A SHARES	(WITH MAX LOAD)
Six month*	-3.57%
One year	-2.03%
Five year	13.59%
Ten year	5.48%

CLASS C SHARES	(WITH MAX LOAD)
Six month*	-0.30%
One year	0.74%
Five year	13.43%
Ten year	5.35%

CLASS Y SHARES
Six month*	1.38%
One year	3.11%
Five year	14.98%
Ten year	6.26%

TEN LARGEST STOCK HOLDINGS	% OF NET ASSETS
PNC Financial Services Group, Inc. (The)	4.9%
JPMorgan Chase & Co.	4.4%
General Electric Co.	4.0%
Deere & Co.	3.9%
Pfizer, Inc.	3.9%
Vodafone Group plc (ADR)	3.8%
Microsoft Corp.	3.7%
Fifth Third Bancorp	3.3%
Sanofi SA (ADR)	3.3%
National Oilwell Varco, Inc.	3.2%
Total	38.4%

* Total Return is not annualized for periods of less than one year.
Generally speaking, despite the snap back of

European and Japanese equities, we are still seeing better value outside of the U.S., which plays into our transition to a global universe.

8 www.calvert.com CALVERT LARGE CAP VALUE FUND SEMI-ANNUAL REPORT (UNAUDITED)

Growth of $10,000
The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods. The results shown are for Class A and Y shares and reflect the deduction of the maximum front-end Class A sales charge of 4.75%, and assume the reinvestment of dividends. The result is compared with benchmarks that include a broad-based market index and a Lipper peer group average. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The Lipper average reflects the deduction of the category’s average front-end sales charge. The value of an investment in a different share class would be different.
All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions, and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 1.48%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

www.calvert.com CALVERT LARGE CAP VALUE FUND SEMI-ANNUAL REPORT (UNAUDITED) 9

Portfolio Strategy
Activity
During the period, IBM, Sainsbury’s, and Swatch were added to the Fund. Despite IBM’s challenges, its underlying profitability has steadily improved as a result of cost reductions and a shift toward software and higher-value services. IBM is an ESG leader in ensuring customer privacy and data security. However, we are keeping a watchful eye on its governance practices, with management compensation increasing despite continuous work force reductions and poor stock performance.
Swatch has evolved into the world’s largest manufacturer, marketer, and distributor of timepieces, managing a powerful portfolio of Swiss watch brands. Its valuable intangible assets and cost advantages in watch production make it a very profitable company. Sainsbury’s is a pure play U.K grocer in that it operates in a single industry. It focuses on wealthier neighborhoods and better quality foods and trades at a significant discount to global peers. Sainsbury’s is also considered an ESG leader, having committed to carbon emission cuts and reformulating products to cut sugar, salt, and fat.
We have also slimmed down the portfolio to include only our higher conviction names as part of the transition to the global strategy. In doing so, we eliminated holdings in the security services company ADT Corporation, the refiner Phillips 66, and the utility FirstEnergy. We also sold out of Walgreens Boots Alliance after the stock jumped, providing a nearly 50 percent1 return from our initial entry point into the stock.
Performance
Consistent with our view that global stocks are less expensive, four of the top contributors to portfolio return were international companies—Sanofi, Vodafone, Deutsche Telekom, and Unilever. Sanofi had been trading at a discount to peers amid a management change and concerns over drug pricing in 2014. The company maintains strong positions in important drug categories and demonstrates sector-leading initiative in improving access to health care in emerging countries.
Vodafone and Deutsche Telekom were the only holdings in the Fund’s telecommunications sector and significantly outperformed their U.S. peers. Both are well positioned to benefit from the rapidly consolidating European market, which has historically been much more fragmented than that of the U.S. Both are also benefiting from their ongoing investments in their respective networks. Vodafone is an ESG leader, with strong labor practices and data protection, while Deutsche Telekom has one of the strongest risk management systems for addressing privacy and data security issues.
Unilever is the third-largest packaged food firm in the world and one of the largest global household and personal product firms, with 57 percent of revenues coming from fast-growing emerging markets. Unilever has been able to consistently increase prices across its product assortment while expanding volume and improving operating margins. It is an ESG leader and is especially strong in many environmental areas, particularly sourcing of raw materials. It stands out in its industry for its innovative programs with suppliers and long-term supplier relationships.
We added to financial stocks early in the year because they were quite attractive at the time, pricing in persistently low interest rates. This paid off as the sector was one of the best performing over the six-month period. PNC Financial Services Group, JPMorgan Chase, and American International Group were top contributors to returns.
______________________________
1 Returns reflect the period the holding was in the Fund.

10 www.calvert.com CALVERT LARGE CAP VALUE FUND SEMI-ANNUAL REPORT (UNAUDITED)

National Oilwell Varco was the largest detractor from performance over the period. The underperformance was skewed toward the first quarter when its customers were severely cutting capital spending as oil and natural gas prices remained low. National Oilwell should fare better than its peers, given its installed base of equipment and global repair and maintenance facilities, which provide steady service revenue. It has a strong balance sheet and is very attractively valued. The company has implemented strong anti-bribery policies, and its leading product is a blowout preventer that prevents oil spill disasters.
Potash Corporation of Saskatchewan, or PotashCorp, was the only international stock among the top detractors in the Fund. PotashCorp, the world’s largest fertilizer company by capacity, should benefit from a moderating capital expenditures program and see significant improvement in free cash flow. The company makes a vital ingredient that allows farmers to produce more crops on less land, necessary to support a growing global population with increasing urbanization.
The Fund is underweight energy, financials, and utilities.
Outlook
Our long-term view on U.S. equities has been consistently bullish since the financial crisis. The U.S. economy continues to be more structurally sound than many of its European or emerging market counterparts, a position that supports the U.S. dollar. We see the U.S. economy accelerating in the second half of the year, similar to the pattern we observed in 2014 after a tough first quarter caused by severe weather. Lower oil prices will have an additional beneficial effect.
Despite being positive on the U.S. economy in the medium to long run, we continue to be concerned about potential market jitters in the short term. Recent macroeconomic data have indicated softness globally, and stock investors continue to be nervous about Greece’s status in the eurozone and a potential bubble burst in China.
With lower commodity prices, a strong dollar, and little wage growth, inflation in the U.S. is likely to remain at historically low levels for some time to come, while deflationary pressures continue globally. We continue to believe that when the Fed does raise rates, it will be focused as much on resulting rate volatility as on the level of interest rates, with the tightening process likely to be slow and gradual. We expect market volatility to pick up as we approach this inevitability, especially among higher-priced securities and sectors with above average multiples. Short-term volatility may provide a buying opportunity as we expand our investment horizons outside the U.S. Our focus on strong balance sheets, sound businesses, valuations, and ESG leadership will serve us well over the long term.
July 2015

As of June 30, 2015, the following companies represented the following percentages of net assets: IBM 1.97%, Sainsbury’s 0.96%, Swatch 1.02%, ADT 0.00%, Phillips 66 0.00%, FirstEnergy 0.00%, Walgreens Boots Alliance 0.00%, Sanofi 3.26%, Vodafone 3.78%, Deutsche Telekom 2.13%, Unilever 2.98%, PNC Financial Services Group 4.85%, JPMorgan Chase 4.38%, American International Group 2.16%, National Oilwell Varco 3.20%, and Potash Corporation of Saskatchewan 2.50%. Holdings are subject to change.

www.calvert.com CALVERT LARGE CAP VALUE FUND SEMI-ANNUAL REPORT (UNAUDITED) 11

SHAREHOLDER EXPENSE EXAMPLE
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2015 to June 30, 2015).
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	ANNUALIZEDEXPENSE RATIO	BEGINNING ACCOUNT VALUE 1/1/15	ENDING ACCOUNT VALUE 6/30/15	EXPENSES PAID DURING PERIOD* 1/1/15 - 6/30/15
Class A
Actual	1.23%	$1,000.00	$1,012.50	$6.14
Hypothetical (5% return per year before expenses)	1.23%	$1,000.00	$1,018.70	$6.16
Class C
Actual	2.35%	$1,000.00	$1,006.90	$11.69
Hypothetical (5% return per year before expenses)	2.35%	$1,000.00	$1,013.14	$11.73
Class Y
Actual	0.98%	$1,000.00	$1,013.80	$4.89
Hypothetical (5% return per year before expenses)	0.98%	$1,000.00	$1,019.94	$4.91
* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

12 www.calvert.com CALVERT LARGE CAP VALUE FUND SEMI-ANNUAL REPORT (UNAUDITED)

STATEMENT OF NET ASSETS
JUNE 30, 2015

	SHARES	VALUE ($)
EQUITY SECURITIES- 96.7%
Banks - 12.6%
Fifth Third Bancorp	219,530	4,570,615
JPMorgan Chase & Co.	88,698	6,010,177
PNC Financial Services Group, Inc. (The)	69,713	6,668,048
		17,248,840

Beverages - 1.5%
PepsiCo, Inc.	21,600	2,016,144

Biotechnology - 2.0%
Amgen, Inc.	17,482	2,683,837

Capital Markets - 5.3%
Bank of New York Mellon Corp. (The)	69,557	2,919,307
Morgan Stanley	113,304	4,395,062
		7,314,369

Chemicals - 2.5%
Potash Corp. of Saskatchewan, Inc.	110,852	3,433,086

Communications Equipment - 4.7%
Cisco Systems, Inc.	103,138	2,832,169
QUALCOMM, Inc.	58,755	3,679,826
		6,511,995

Consumer Finance - 2.2%
Capital One Financial Corp.	34,200	3,008,574

Diversified Telecommunication Services - 2.1%
Deutsche Telekom AG (ADR)	170,023	2,926,946

Electrical Equipment - 2.4%
Eaton Corp. plc	48,275	3,258,080

Energy Equipment & Services - 3.2%
National Oilwell Varco, Inc.	91,124	4,399,467

Food & Staples Retailing - 1.0%
J Sainsbury plc	317,000	1,322,516

www.calvert.com CALVERT LARGE CAP VALUE FUND SEMI-ANNUAL REPORT (UNAUDITED) 13

	SHARES	VALUE ($)
Health Care Providers & Services - 1.5%
Quest Diagnostics, Inc.	29,149	2,113,885

Household Products - 3.0%
Procter & Gamble Co. (The)	53,100	4,154,544

Industrial Conglomerates - 4.0%
General Electric Co.	209,127	5,556,504

Insurance - 4.1%
American International Group, Inc.	48,067	2,971,502
MetLife, Inc.	48,041	2,689,816
		5,661,318

Internet Software & Services - 3.1%
Google, Inc.:
Class A*	2,200	1,188,088
Class C*	5,906	3,074,132
		4,262,220

IT Services - 2.0%
International Business Machines Corp.	16,620	2,703,409

Machinery - 5.8%
Cummins, Inc.	19,791	2,596,381
Deere & Co.	55,915	5,426,551
		8,022,932

Media - 4.3%
Comcast Corp., Class A	52,209	3,139,849
Time Warner, Inc.	31,755	2,775,705
		5,915,554

Oil, Gas & Consumable Fuels - 5.7%
Devon Energy Corp.	36,908	2,195,657
Noble Energy, Inc.	69,718	2,975,564
Occidental Petroleum Corp.	34,524	2,684,932
		7,856,153

Personal Products - 3.0%
Unilever NV, NY Shares	97,758	4,090,195

Pharmaceuticals - 9.4%
Merck & Co., Inc.	55,853	3,179,711

14 www.calvert.com CALVERT LARGE CAP VALUE FUND SEMI-ANNUAL REPORT (UNAUDITED)

	SHARES	VALUE ($)
Pfizer, Inc.	158,418	5,311,756
Sanofi SA (ADR)	90,321	4,473,599
		12,965,066

Software - 3.7%
Microsoft Corp.	114,194	5,041,665

Specialty Retail - 2.8%
Gap, Inc. (The)	100,872	3,850,284

Textiles, Apparel & Luxury Goods - 1.0%
Swatch Group AG (The)	3,600	1,402,332

Wireless Telecommunication Services - 3.8%
Vodafone Group plc (ADR)	142,307	5,187,090

Total Equity Securities (Cost $123,853,645)		132,907,005

	PRINCIPAL AMOUNT ($)	VALUE ($)
TIME DEPOSIT - 3.0%
State Street Bank Time Deposit, 0.088%, 7/1/15	4,081,744	4,081,744

Total Time Deposit (Cost $4,081,744)		4,081,744

TOTAL INVESTMENTS (Cost $127,935,389) - 99.7%		136,988,749
Other assets and liabilities, net - 0.3%		385,913
NET ASSETS - 100.0%		$137,374,662

See notes to financial statements.

www.calvert.com CALVERT LARGE CAP VALUE FUND SEMI-ANNUAL REPORT (UNAUDITED) 15

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 872,892 shares outstanding	$50,950,582
Class C: 78,245 shares outstanding	4,383,147
Class Y: 1,027,884 shares outstanding	60,970,845
Undistributed net investment income	1,106,574
Accumulated net realized gain (loss) on investments and foreign currency transactions	10,911,399
Net unrealized appreciation (depreciation) on investments and assets and liabilities denominated in foreign currencies	9,052,115

NET ASSETS	$137,374,662

NET ASSET VALUE PER SHARE
Class A (based on net assets of $60,881,708)	$69.75
Class C (based on net assets of $5,405,251)	$69.08
Class Y (based on net assets of $71,087,703)	$69.16

*	Non-income producing security.

Abbreviations:
ADR:	American Depositary Receipts
plc:	Public Limited Company
See notes to financial statements.

16 www.calvert.com CALVERT LARGE CAP VALUE FUND SEMI-ANNUAL REPORT (UNAUDITED)

STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2015

NET INVESTMENT INCOME
Investment Income:
Dividend income (net of foreign tax withheld of $39,199)	$1,865,118
Interest income	1,666
Total investment income	1,866,784

Expenses:
Investment advisory fee	439,152
Administrative fees	135,124
Transfer agency fees and expenses	65,612
Distribution Plan expenses:
Class A	71,931
Class C	26,457
Trustees’ fees and expenses	67,872
Accounting fees	13,761
Custodian fees	9,135
Professional fees	29,024
Registration fees	16,711
Reports to shareholders	6,866
Miscellaneous	6,810
Total expenses	888,455
Reimbursement from Advisor:
Class A	(78,317)
Class C	(1,126)
Class Y	(38,729)
Net expenses	770,283

NET INVESTMENT INCOME	1,096,501

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	3,206,325
Foreign currency transactions	(2,380)
3,203,945

Change in unrealized appreciation (depreciation) on:
Investments	(2,485,712)
Assets and liabilities denominated in foreign currencies	(1,245)
(2,486,957)

NET REALIZED AND UNREALIZED GAIN (LOSS)	716,988

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,813,489

See notes to financial statements.

www.calvert.com CALVERT LARGE CAP VALUE FUND SEMI-ANNUAL REPORT (UNAUDITED) 17

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	SIX MONTHS ENDED JUNE 30, 2015	PERIOD ENDED DECEMBER 31, 2014†	YEAR ENDED SEPTEMBER 30, 2014
Operations:
Net investment income	$1,096,501	$267,184	$1,196,058
Net realized gain (loss)	3,203,945	8,834,112	16,061,000
Change in unrealized appreciation (depreciation)	(2,486,957)	(7,021,045)	1,608,314

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	1,813,489	2,080,251	18,865,372

Distributions to shareholders from:
Net investment income:
Class A shares	—	(405,381)	(277,255)
Class C shares	—	(368)	(369)
Class Y shares	—	(775,441)	(808,215)
Net realized gain:
Class A shares	—	(3,329,370)	—
Class C shares	—	(309,012)	—
Class Y shares	—	(4,553,950)	—
Total distributions	—	(9,373,522)	(1,085,839)

Capital share transactions:
Shares sold:
Class A shares	10,329,834	5,354,954	16,219,203
Class C shares	592,145	437,672	1,597,816
Class Y shares	2,923,133	2,036,041	10,746,313
Reinvestment of distributions:
Class A shares	—	3,420,650	245,357
Class C shares	—	260,084	311
Class Y shares	—	5,165,572	784,602
Redemption fees:
Class A shares	33	479	796
Class C shares	—	—	28
Class Y shares	1	1,389	681
Shares redeemed:
Class A shares	(6,239,014)	(1,292,975)	(6,510,757)
Class C shares	(366,754)	(195,070)	(434,138)
Class Y shares	(7,068,040)	(3,157,096)	(11,542,927)
Total capital share transactions	171,338	12,031,700	11,107,285

TOTAL INCREASE IN NET ASSETS	1,984,827	4,738,429	28,886,818

See notes to financial statements.

18 www.calvert.com CALVERT LARGE CAP VALUE FUND SEMI-ANNUAL REPORT (UNAUDITED)

STATEMENTS OF CHANGES IN NET ASSETS

NET ASSETS	SIX MONTHS ENDED JUNE 30, 2015	PERIOD ENDED DECEMBER 31, 2014†	YEAR ENDED SEPTEMBER 30, 2014
Beginning of period	$135,389,835	$130,651,406	$101,764,588
End of period (including undistributed net investment income of $1,106,574, $10,073 and $924,079, respectively)	$137,374,662	$135,389,835	$130,651,406

CAPITAL SHARE ACTIVITY
Shares sold:
Class A shares	149,058	75,556	234,401
Class C shares	8,626	6,342	22,999
Class Y shares	42,786	28,934	153,766
Reinvestment of distributions:
Class A shares	—	49,873	3,618
Class C shares	—	3,842	5
Class Y shares	—	75,787	11,669
Shares redeemed:
Class A shares	(89,752)	(18,131)	(93,125)
Class C shares	(5,275)	(2,800)	(6,305)
Class Y shares	(102,573)	(44,348)	(168,859)
Total capital share activity	2,870	175,055	158,169

† Period from October 1, 2014 through December 31, 2014.
See notes to financial statements.

www.calvert.com CALVERT LARGE CAP VALUE FUND SEMI-ANNUAL REPORT (UNAUDITED) 19

NOTES TO FINANCIAL STATEMENTS
NOTE A — SIGNIFICANT ACCOUNTING POLICIES
General: Calvert Large Cap Value Fund (the “Fund”), a series of Calvert SAGE Fund, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Calvert SAGE Fund is comprised of two series. The operations of each series are accounted for separately. The Fund offers three separate classes of shares - Classes A, C, and Y. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class C shares are sold without a front-end sales charge and, with certain exceptions, will be charged a deferred sales charge on shares sold within one year of purchase. Class C shares have higher levels of expenses than Class A shares. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries, foundations, and endowments that have entered into an agreement with the Fund’s Distributor to offer Class Y shares. Class Y shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.
Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Fund to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.
Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.
The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.
The Valuation Committee utilizes various methods to measure the fair value of the Fund’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

20 www.calvert.com CALVERT LARGE CAP VALUE FUND SEMI-ANNUAL REPORT (UNAUDITED)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. There were no such transfers during the period. Valuation techniques used to value the Fund’s investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or the last available price and are categorized as Level 2 in the hierarchy. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy.
Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.
The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.
The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the Fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation

www.calvert.com CALVERT LARGE CAP VALUE FUND SEMI-ANNUAL REPORT (UNAUDITED) 21

approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.
At June 30, 2015, no securities were fair valued in good faith under the direction of the Board.
The following table summarizes the market value of the Fund’s holdings as of June 30, 2015, based on the inputs used to value them:

VALUATION INPUTS
INVESTMENTS IN SECURITIES	Level 1	Level 2	Level 3	Total
Equity Securities*	$132,907,005	$—	$—	$132,907,005
Time Deposit	—	4,081,744	—	4,081,744
TOTAL	$132,907,005	$4,081,744	$—	$136,988,749
* For further breakdown of equity securities by industry type, please refer to the Statement of Net Assets.
Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date, or in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a specific class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.
Foreign Currency Transactions: The Fund’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on investments and assets and liabilities denominated in foreign currencies.
Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.
Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

22 www.calvert.com CALVERT LARGE CAP VALUE FUND SEMI-ANNUAL REPORT (UNAUDITED)

Redemption Fees: Prior to February 2, 2015, the Fund charged a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund. The redemption fee was accounted for as an addition to paid-in capital and was intended to discourage market-timers by ensuring that short-term trading costs were borne by the investors making the transactions and not the shareholders already in the Fund. This fee was eliminated effective February 2, 2015.
Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.
NOTE B — RELATED PARTY TRANSACTIONS
Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .65% of the Fund’s average daily net assets. Under the terms of the agreement, $74,535 was payable at period end.
The Advisor has contractually agreed to limit net annual fund operating expenses through April 30, 2016. The contractual expense caps are 1.23%, 2.35%, and .98% for Class A, C, and Y, respectively. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. This expense limitation does not limit acquired fund fees and expenses, if any. Under the terms of the agreement, $43,342 was receivable at period end.
Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .20% of the average daily net assets of Class A, C and Y. Under the terms of the agreement, $22,934 was payable at period end.
Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a Distribution Plan that permits the Fund to pay certain expenses associated with the distribution and servicing of its shares. The expenses paid may not exceed .50% and 1.00% annually of the average daily net assets of Class A and C, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly, of .25% and 1.00% of the average daily net assets of Class A and C, respectively. Class Y shares do not have Distribution Plan expenses. Under the terms of the agreement, $17,162 was payable at period end.
CID received $19,351 as its portion of commissions charged on sales of the Fund’s Class A shares for the period ended June 30, 2015.
Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, acts as shareholder servicing agent for the Fund. For its services, CIS received a fee of $8,179 for the period ended June 30, 2015. Under the terms of the agreement, $1,440 was payable at period end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

www.calvert.com CALVERT LARGE CAP VALUE FUND SEMI-ANNUAL REPORT (UNAUDITED) 23

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $14,000. Committee chairs receive an additional $2,500 annual retainer. Trustees’ fees are allocated to each of the funds served.
NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION
During the period, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $21,599,208 and $18,855,444, respectively.
As of June 30, 2015, the tax basis components of unrealized appreciation (depreciation) and the federal tax cost were as follows:

Unrealized appreciation	$13,766,578
Unrealized (depreciation)	(4,879,848)
Net unrealized appreciation/(depreciation)	$8,886,730

Federal income tax cost of investments	$128,102,019
NOTE D — LINE OF CREDIT
A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .125% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no borrowings under the agreement during the six months ended June 30, 2015.
NOTE E — FISCAL YEAR END CHANGE
On September 10, 2014, the Board of Trustees approved a change in the Fund’s fiscal year end from September 30 to December 31. This change was effective December 31, 2014.
NOTE F — SUBSEQUENT EVENTS
In preparing the financial statements as of June 30, 2015, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

24 www.calvert.com CALVERT LARGE CAP VALUE FUND SEMI-ANNUAL REPORT (UNAUDITED)

FINANCIAL HIGHLIGHTS

	PERIODS ENDED
CLASS A SHARES	JUNE 30, 2015 (z)	DECEMBER 31, 2014 (z)†	SEPTEMBER 30, 2014 (z)
Net asset value, beginning	$68.89	$72.84	$62.11
Income from investment operations:
Net investment income	0.53	0.13	0.63
Net realized and unrealized gain (loss)	0.33	0.91	10.57
Total from investment operations	0.86	1.04	11.20
Distributions from:
Net investment income	—	(0.50)	(0.47)
Net realized gain	—	(4.49)	—
Total distributions	—	(4.99)	(0.47)
Total increase (decrease) in net asset value	0.86	(3.95)	10.73
Net asset value, ending	$69.75	$68.89	$72.84

Total return*	1.25%	1.50%	18.08%
Ratios to average net assets: A
Net investment income	1.55% (a	0.71% (a	0.91%
Total expenses	1.50% (a	1.48% (a	1.55%
Expenses before offsets	1.23% (a	1.23% (a	1.23%
Net expenses	1.23% (a	1.23% (a	1.23%
Portfolio turnover	14%	35%	64%
Net assets, ending (in thousands)	$60,882	$56,047	$51,446

	YEARS ENDED
CLASS A SHARES	SEPTEMBER 30, 2013 (z)	SEPTEMBER 30, 2012	SEPTEMBER 30, 2011 (z)
Net asset value, beginning	$52.14	$41.36	$43.38
Income from investment operations:
Net investment income	0.65	0.76	0.61
Net realized and unrealized gain (loss)	9.99	10.69	(2.20)
Total from investment operations	10.64	11.45	(1.59)
Distributions from:
Net investment income	(0.67)	(0.67)	(0.43)
Net realized gain	—	—	—
Total distributions	(0.67)	(0.67)	(0.43)
Total increase (decrease) in net asset value	9.97	10.78	(2.02)
Net asset value, ending	$62.11	$52.14	$41.36

Total return*	20.66%	27.92%	(3.78%)
Ratios to average net assets: A
Net investment income	1.14%	1.53%	1.30%
Total expenses	1.74%	1.85%	1.84%
Expenses before offsets	1.23%	1.23%	1.23%
Net expenses	1.23%	1.23%	1.23%
Portfolio turnover	48%	37%	25%
Net assets, ending (in thousands)	$34,868	$20,242	$15,213
See notes to financial highlights.

www.calvert.com CALVERT LARGE CAP VALUE FUND SEMI-ANNUAL REPORT (UNAUDITED) 25

FINANCIAL HIGHLIGHTS

YEAR ENDED
CLASS A SHARES	SEPTEMBER 30, 2010 (z)
Net asset value, beginning	$41.51
Income from investment operations:
Net investment income	0.53
Net realized and unrealized gain (loss)	1.75
Total from investment operations	2.28
Distributions from:
Net investment income	(0.41)
Net realized gain	—
Total distributions	(0.41)
Total increase (decrease) in net asset value	1.87
Net asset value, ending	$43.38

Total return*	5.50%
Ratios to average net assets: A
Net investment income	1.23%
Total expenses	1.99%
Expenses before offsets	1.23%
Net expenses	1.23%
Portfolio turnover	30%
Net assets, ending (in thousands)	$10,502
See notes to financial highlights.

26 www.calvert.com CALVERT LARGE CAP VALUE FUND SEMI-ANNUAL REPORT (UNAUDITED)

FINANCIAL HIGHLIGHTS

	PERIODS ENDED
CLASS C SHARES	JUNE 30, 2015 (z)	DECEMBER 31, 2014 (z)†	SEPTEMBER 30, 2014 (z)
Net asset value, beginning	$68.61	$72.26	$61.89
Income from investment operations:
Net investment income (loss)	0.14	(0.06)	(0.15)
Net realized and unrealized gain (loss)	0.33	0.90	10.53
Total from investment operations	0.47	0.84	10.38
Distributions from:
Net investment income	—	—	(0.01)
Net realized gain	—	(4.49)	—
Total distributions	—	(4.49)	(0.01)
Total increase (decrease) in net asset value	0.47	(3.65)	10.37
Net asset value, ending	$69.08	$68.61	$72.26

Total return*	0.69%	1.24%	16.77%
Ratios to average net assets: A
Net investment income (loss)	0.42% (a	(0.33% )	(0.21%)
Total expenses	2.39% (a	2.26% (a	2.46%
Expenses before offsets	2.35% (a	2.26% (a	2.35%
Net expenses	2.35% (a	2.26% (a	2.35%
Portfolio turnover	14%	35%	64%
Net assets, ending (in thousands)	$5,405	$5,138	$4,879

	YEARS ENDED
CLASS C SHARES	SEPTEMBER 30, 2013 (z)	SEPTEMBER 30, 2012	SEPTEMBER 30, 2011 (z)
Net asset value, beginning	$51.99	$41.24	$43.37
Income from investment operations:
Net investment income	0.01	0.18	0.08
Net realized and unrealized gain (loss)	10.00	10.72	(2.18)
Total from investment operations	10.01	10.90	(2.10)
Distributions from:
Net investment income	(0.11)	(0.15)	(0.03)
Net realized gain	—	—	—
Total distributions	(0.11)	(0.15)	(0.03)
Total increase (decrease) in net asset value	9.90	10.75	(2.13)
Net asset value, ending	$61.89	$51.99	$41.24

Total return*	19.30%	26.49%	(4.85%)
Ratios to average net assets: A
Net investment income	0.02%	0.39%	0.18%
Total expenses	2.85%	3.22%	3.52%
Expenses before offsets	2.35%	2.35%	2.35%
Net expenses	2.35%	2.35%	2.35%
Portfolio turnover	48%	37%	25%
Net assets, ending (in thousands)	$3,145	$1,843	$1,151
See notes to financial highlights.

www.calvert.com CALVERT LARGE CAP VALUE FUND SEMI-ANNUAL REPORT (UNAUDITED) 27

FINANCIAL HIGHLIGHTS

YEAR ENDED
CLASS C SHARES	SEPTEMBER 30, 2010 (z)
Net asset value, beginning	$41.61
Income from investment operations:
Net investment income	0.06
Net realized and unrealized gain (loss)	1.78
Total from investment operations	1.84
Distributions from:
Net investment income	(0.08)
Net realized gain	—
Total distributions	(0.08)
Total increase (decrease) in net asset value	1.76
Net asset value, ending	$43.37

Total return*	4.41%
Ratios to average net assets: A
Net investment income	0.14%
Total expenses	5.09%
Expenses before offsets	2.35%
Net expenses	2.35%
Portfolio turnover	30%
Net assets, ending (in thousands)	$650
See notes to financial highlights.

28 www.calvert.com CALVERT LARGE CAP VALUE FUND SEMI-ANNUAL REPORT (UNAUDITED)

FINANCIAL HIGHLIGHTS

	PERIODS ENDED
CLASS Y SHARES	JUNE 30, 2015 (z)	DECEMBER 31, 2014 (z)†	SEPTEMBER 30, 2014 (z)
Net asset value, beginning	$68.22	$72.35	$61.85
Income from investment operations:
Net investment income	0.60	0.17	0.79
Net realized and unrealized gain (loss)	0.34	0.91	10.52
Total from investment operations	0.94	1.08	11.31
Distributions from:
Net investment income	—	(0.72)	(0.81)
Net realized gain	—	(4.49)	—
Total distributions	—	(5.21)	(0.81)
Total increase (decrease) in net asset value	0.94	(4.13)	10.50
Net asset value, ending	$69.16	$68.22	$72.35

Total return*	1.38%	1.56%	18.38%
Ratios to average net assets: A
Net investment income	1.77% (a	0.95% (a	1.15%
Total expenses	1.09% (a	1.05% (a	1.10%
Expenses before offsets	0.98% (a	0.98% (a	0.98%
Net expenses	0.98% (a	0.98% (a	0.98%
Portfolio turnover	14%	35%	64%
Net assets, ending (in thousands)	$71,088	$74,205	$74,327

	YEARS ENDED
CLASS Y SHARES	SEPTEMBER 30, 2013 (z)	SEPTEMBER 30, 2012	SEPTEMBER 30, 2011 (z)
Net asset value, beginning	$52.09	$41.39	$43.50
Income from investment operations:
Net investment income	0.79	0.94	0.71
Net realized and unrealized gain (loss)	9.94	10.61	(2.18)
Total from investment operations	10.73	11.55	(1.47)
Distributions from:
Net investment income	(0.97)	(0.85)	(0.64)
Net realized gain	—	—	—
Total distributions	(0.97)	(0.85)	(0.64)
Total increase (decrease) in net asset value	9.76	10.70	(2.11)
Net asset value, ending	$61.85	$52.09	$41.39

Total return*	20.96%	28.23%	(3.55%)
Ratios to average net assets: A
Net investment income	1.39%	1.80%	1.52%
Total expenses	1.24%	1.26%	1.20%
Expenses before offsets	0.98%	0.98%	0.98%
Net expenses	0.98%	0.98%	0.98%
Portfolio turnover	48%	37%	25%
Net assets, ending (in thousands)	$63,752	$62,766	$60,282
See notes to financial highlights.

www.calvert.com CALVERT LARGE CAP VALUE FUND SEMI-ANNUAL REPORT (UNAUDITED) 29

FINANCIAL HIGHLIGHTS

YEAR ENDED
CLASS Y SHARES	SEPTEMBER 30, 2010 (z)
Net asset value, beginning	$41.85
Income from investment operations:
Net investment income	0.65
Net realized and unrealized gain (loss)	1.76
Total from investment operations	2.41
Distributions from:
Net investment income	(0.76)
Net realized gain	—
Total distributions	(0.76)
Total increase (decrease) in net asset value	1.65
Net asset value, ending	$43.50

Total return*	5.77%
Ratios to average net assets: A
Net investment income	1.52%
Total expenses	1.17%
Expenses before offsets	0.98%
Net expenses	0.98%
Portfolio turnover	30%
Net assets, ending (in thousands)	$73,263

A    Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(a)    Annualized.
(z)    Per share figures are calculated using Average Shares Method.
†    Period from October 1, 2014 through December 31, 2014.
*    Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
See notes to financial statements.

30 www.calvert.com CALVERT LARGE CAP VALUE FUND SEMI-ANNUAL REPORT (UNAUDITED)

EXPLANATION OF FINANCIAL TABLES
SCHEDULE OF INVESTMENTS
The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.
STATEMENT OF ASSETS AND LIABILITIES
The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.
STATEMENT OF ASSETS
The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.
At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date -values.
STATEMENT OF OPERATIONS
The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) may also be shown. Credits earned from offset arrangements may be used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

www.calvert.com CALVERT LARGE CAP VALUE FUND SEMI-ANNUAL REPORT (UNAUDITED) 31

STATEMENT OF CHANGES IN NET ASSETS
The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.
The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.
FINANCIAL HIGHLIGHTS
The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio—how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.
PROXY VOTING
The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

32 www.calvert.com CALVERT LARGE CAP VALUE FUND SEMI-ANNUAL REPORT (UNAUDITED)

This page intentionally left blank.

This page intentionally left blank.

To Open an Account
800-368-2748
Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746
TDD for Hearing Impaired
800-541-1524
Registered Mail
Calvert Investments
c/o BFDS,
P.O. Box 219544
Kansas City, MO 64121-9544
Overnight Mail
Calvert Investments
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105
Web Site
www.calvert.com
Principal Underwriter
Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

CALVERT LARGE CAP VALUE FUND	CALVERT’S FAMILY OF FUNDS

Municipal Funds
Tax-Free Responsible Impact Bond Fund
Taxable Bond Funds
Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Income Fund
High Yield Bond Fund
Green Bond Fund
Unconstrained Bond Fund
Balanced and Asset Allocation Funds
Balanced Portfolio
Conservative Allocation Fund
Moderate Allocation Fund
Aggressive Allocation Fund

Equity Funds
Large Cap Core Portfolio
Equity Portfolio
Large Cap Value Fund
U.S. Large Cap Core Responsible Index Fund
U.S. Large Cap Value Responsible Index Fund
U.S. Large Cap Growth Responsible Index Fund
Capital Accumulation Fund
International Equity Fund
Small Cap Fund
Global Energy Solutions Fund
Global Water Fund
International Opportunities Fund
Equity Income Fund
Emerging Markets Equity Fund

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2748 or visit www. calvert.com.
Printed on recycled paper using soy inks.

Calvert Equity Income Fund

Semi-Annual Report June 30, 2015 E-Delivery Sign-Up — Details Inside

Choose Planet-friendly E-delivery!
Sign up now for on-line statements, prospectuses, and fund reports. In less than five minutes you can help reduce paper mail and lower fund costs.
Just go to www.calvert.com. If you already have an online account at Calvert, click on Login, to access your Account, and select the documents you would like to receive via e-mail.
If you’re new to online account access, click on Login, then Register to create your user name and password. Once you’re in, click on the E-delivery sign-up on the Account Portfolio page and follow the quick, easy steps.
Note: if your shares are not held directly at Calvert but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

TABLE OF CONTENTS

4	President’s Letter
7	Portfolio Management Discussion
12	Shareholder Expense Example
13	Statement of Net Assets
17	Statement of Operations
18	Statements of Changes in Net Assets
20	Notes to Financial Statements
25	Financial Highlights
29	Explanation of Financial Tables
30	Proxy Voting
30	Availability of Quarterly Portfolio Holdings

John Streur President and Chief Executive Officer, Calvert Investments, Inc.
Dear Shareowners and Clients,
The global stock market produced modestly positive returns in most regions for the first half of 2015, while minor declines were experienced throughout bond markets. The most notable change from the recent past is the superior performance of non-U.S. stocks so far this year, despite uncertainty over a resolution to Greece’s long-running debt crisis. (see table below)
Investors may have been attracted to non-U.S. equities during this period because of their relatively attractive valuations and the perception that the U.S. Federal Reserve (the Fed) is closer to raising interest rates than its central bank counterparts in other regions. The second half of 2015 is likely to see greater market volatility as events in Greece continue to unfold, the Chinese government and populace come to grips with the margin loan-driven Chinese stock market, and the U.S. Fed either does or does not raise interest rates in September.
Calvert’s investment results across our equity, fixed income, index, asset allocation and volatility-managed strategies ranged from acceptable to somewhat above benchmark, with our best results coming in our asset allocation, small cap, index and international equity strategies.

Annual Returns
INDICES	2015 YTD (as of 6/30/2015)	2014	2013	2012
Equities
S&P 500 Index	1.23%	13.69%	32.39%	16.00%
MSCI EAFE Investable Market Index	6.45%	-4.50%	24.04%	18.20%
MSCI Emerging Markets Index	3.12%	-1.82%	-2.27%	18.63%
Fixed Income
Barclays U.S. Credit Index	-0.78%	7.53%	-2.01%	9.37%
Barclays U.S. Aggregate Bond Index	-0.10%	5.97%	-2.02%	4.21%
Barclays Global Aggregate Index	-3.08%	0.59%	-2.60%	4.32%
– EX-USD (USD Hedged)	-0.71%	8.79%	1.18%	6.46%
– EX-USD (Unhedged)	-5.43%	-3.08%	-3.08%	4.09%

4 www.calvert.com CALVERT EQUTIY INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED)

As a shareholder of Calvert Funds, you are involved with us in our growing and evolving role as a leader in responsible investing. Consistent with our role as a steward of your investments in Calvert Funds, we are happy to report progress on two ongoing priorities—reducing fund fees and expenses to our shareholders and strengthening our investment research processes. As of the date of this letter in mid-July, expenses were reduced on Calvert International Equity Fund, Calvert Emerging Markets Equity Fund, Calvert U.S. Large Cap Core Responsible Index Fund, and Calvert Tax-Free Bond Fund (now Calvert Tax-Free Responsible Impact Bond Fund) which results in immediate lower costs to shareholders in those funds.
With regard to our investment processes, we have fully developed the Calvert Principles for Responsible Investment, which guide our investment research and management efforts for the Calvert Responsible Index Funds. These Principles (see http://www.calvert.com/NRC/literature/documents/TL10194.pdf) are the over-arching framework through which Calvert Investments evaluates corporations for investment and will be implemented on a rolling basis going forward across Calvert’s fund family.
The application of the Principles allows us to move to an in-depth research process and system that uses detailed information about corporate behavior worldwide. A key objective of our research is to identify companies that are solving problems and driving positive change, in addition to companies that do no harm. We believe that it is urgent to solve major challenges faced by our society related to environmental sustainability and a set of social matters such as income inequality. Our Principles are designed to facilitate the research needed to find companies that make a contribution to positive change.
Through our research, we find that companies able to demonstrate expertise and leadership in environmental, social, and governance practices that are material to their financial results have an increased potential to be rewarded by the financial markets. We are pleased to publish two original research papers related to both equities and fixed-income investing on this topic this summer (see http://www.calvert.com/perspective/equity-markets/perspectives-on-esg-integration-in-equity-investing and http://www.calvert.com/perspective/fixed-income-markets/the-esg-advantage-in-fixed-income, respectively).
Additionally, Calvert’s research system and processes are an important part of our active ownership and engagement efforts, as we are able to identify corporate behaviors that are material to social and environmental outcomes and present our case to corporate management in a way that ties back to economic value. Currently we have ongoing, direct engagement with over 200 corporations and to date have filed 33 shareholder resolutions. Our agenda covers a range of urgent issues, some long-standing, such as human rights, equality, and the environment—as well as more recent, emerging concerns, including internet privacy and the fair and equitable use of data.
Calvert’s team is buoyed by what we observe to be powerful trends that point to the type of long-term, positive change that is urgently needed to improve and sustain our society and world. We see companies and institutions that we may never have expected to join our efforts now coming to learn about responsible investing. In fact, today over 1,400 large asset owners, representing $59 trillion of investable assets, have signed the United Nations Principles of Responsible Investing, which Calvert was a founding signatory to in 2006. We observe powerful leaders, like Pope Francis and the Vatican, publishing a compelling case for stewardship of the world’s natural resources as a fundamental obligation, and calling for actions to address instances of environmental degradation, inequality and social injustice throughout the world.

www.calvert.com CALVERT EQUITY INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED) 5

Through our Principles for Responsible Investment, Calvert seeks to foster enduring values that drive positive change—through an investment strategy that strives to produce excellent financial results through companies making positive contributions to the evolving needs of society.
We appreciate the confidence and trust you have placed in us, and your loyalty and share ownership of Calvert Funds.
Respectfully,
John Streur
President and Trustee, Calvert Funds
President and Chief Executive Officer, Calvert Investments, Inc.
July 2015

For more information on any Calvert fund, please contact Calvert at 800.368.2748 for a free summary prospectus and/or prospectus. An investor should consider the investment objectives, risks, charges, and expenses of an investment carefully before investing. The summary prospectus and prospectus contain this and other information. Read them carefully before you invest or send money.

6 www.calvert.com CALVERT EQUTIY INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED)

PORTFOLIO MANAGEMENT DISCUSSION

Yvonne M. Bishop, CFA Assistant Portfolio Manager
Performance
In the six months ended June 30, 2015, the Fund (Class A shares at NAV) declined 0.25 percent, outperforming the Russell 1000 Value Index, which declined 0.61 percent. The Fund also did better than the Lipper Equity Income Funds Average, which was down 0.49 percent. We outperformed as a result of good stock selection in a tough market environment in which rising rates were a significant headwind for yield-oriented investment strategies.
Investment Process
We seek to provide investors a high level of current income balanced with a competitive total return. We favor large- and midcap companies with sustainable competitive advantages that we believe are temporarily undervalued by the market. Through environmental, social, and governance (ESG) analysis, we identify companies that manage a comprehensive set of business risks and allocate capital particularly well. Our stock selection process favors companies with reasonable growth prospects, quality earnings, and stable cash flow streams to sustain and increase dividends.
Significant changes to the Fund are planned for the second half of 2015. We will expand our domestic strategy to a global one, so the benchmark will change from the Russell 1000 Value to the MSCI World Index. At the same time, our SAGE strategy, which has guided our approach to ESG issues, will be replaced by the Calvert Principles for

CALVERT EQUITY INCOME FUND

JUNE 30, 2015

INVESTMENT PERFORMANCE
(TOTAL RETURN AT NAV*)
	6 MONTHS ENDED 6/30/15	12 MONTHS ENDED 6/30/15
Class A	-0.25%	0.61%
Class C	-0.79%	-0.51%
Class Y	-0.13%	0.87%

Russell 1000 Value Index	-0.61%	4.13%

Lipper Equity Income Funds Average	-0.49%	1.74%

ECONOMIC SECTORS		% OF TOTAL INVESTMENTS
Consumer Discretionary		6.3%
Consumer Staples		10.1%
Energy		11.3%
Financials		21.8%
Health Care		12.7%
Industrials		9.6%
Information Technology		10.9%
Materials		1.8%
Short-Term Investments		3.6%
Telecommunication Services		7.4%
Utilities		4.5%
Total		100.0%

* Total return at NAV does not reflect the deduction of the Fund’s maximum 4.75% front-end sales charge or any deferred sales charges.

Responsible Investment. We are making these changes because we see an opportunity to improve the quality and growth characteristics of the Fund without paying higher prices. We will de-emphasize the energy and utility sectors, two groups with

www.calvert.com CALVERT EQUITY INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED) 7

high ESG risk. We will add more companies from Europe, where there is a well-established culture of responsible investing and where many companies that exhibit ESG leadership are domiciled. And we see an exceptional opportunity in Japan, where mandated corporate governance reform is driving higher dividends and returns on equity for shareholders.
In connection with these changes in investment strategy, the Fund’s name will change to the Calvert Global Equity Income Fund in October. Please see the supplement to the Fund’s prospectus.
Market Review
Economic activity in the U.S. was soft during the first quarter of the year, primarily because of harsh winter weather and a strong U.S. dollar. However, consistent with our outlook, U.S. economic activity picked up in the second quarter as consumer confidence and spending continued to improve with retail sales, housing activity, and housing prices rising.
Central banks around the globe have engaged in a coordinated and unprecedented effort to keep interest rates low in hopes of boosting economic activity. As a result, risky assets have appeared more attractive to investors, raising asset prices beyond a level supported by business and economic fundamentals. This dynamic has translated into significant outperformance of growth versus value stocks over the past several years—the kind of environment in which it is generally more difficult for valuation-sensitive strategies like ours to outperform.
The S&P 500 and Nasdaq indices hit new highs, but were unable to sustain those levels. The combination of low interest rates and high stock prices has made funding acquisitions cheap. Companies are using mergers and acquisitions to increase earnings and solidify their competitive positions while revenue growth is harder to come by.
Slow but consistent growth in the U.S.

economy has led most market participants to

CALVERT EQUITY INCOME FUND
JUNE 30, 2015

AVERAGE ANNUAL TOTAL RETURNS
CLASS A SHARES	(WITH MAX LOAD)
One year	-4.17%
Since inception (10/31/2011)	12.25%

CLASS C SHARES	(WITH MAX LOAD)
One year	-1.50%
Since inception (10/31/2011)	12.52%

CLASS Y SHARES
One year	0.87%
Since inception (10/31/2011)	13.94%

TEN LARGEST STOCK HOLDINGS	% OF NET ASSETS
General Electric Co.	3.5%
JPMorgan Chase & Co.	3.4%
Wells Fargo & Co.	3.3%
AT&T, Inc.	3.2%
Procter & Gamble Co. (The)	3.0%
Johnson & Johnson	3.0%
Merck & Co., Inc.	3.0%
MetLife, Inc.	2.8%
Microsoft Corp.	2.8%
Royal Dutch Shell plc (ADR)	2.7%
Total	30.7%

forecast a Federal Reserve rate increase later this year. Treasury bond yields rose as high as 2.48 percent in anticipation, a level last breached in 2013. This drove divergent performance among interest-rate sensitive sectors, boosting financials while hurting higher dividend-yielding sectors, such as utilities.
Portfolio Strategy
We favor companies with manageable debt loads in order to avoid stocks that will most acutely feel the pinch of rising rates.

8 www.calvert.com CALVERT EQUTIY INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED)

Growth of $10,000
The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds without 10-year records). The results shown are for Classes A, C, and Y shares and reflect the deduction of the maximum front-end Class A sales charge of 4.75%, and assume the reinvestment of dividends. The result is compared with benchmarks that include a broad-based market index and a Lipper peer group average. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The Lipper average reflects the deduction of the category’s average front-end sales charge.

$20,000
$15,000
$10,000
$5,000
10/11
6/12
6/13
6/14
6/15
Calvert Equity Income Fund (A Share) - $15,275
Calvert Equity Income Fund (C Share) - $15,410
Calvert Equity Income Fund (Y Share) - $16,133
Russell 1000 Value Index - $17,820
Lipper Equity Income Funds Average - $15,745

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions, and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 1.72%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

www.calvert.com CALVERT EQUITY INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED) 9

Currently, businesses that can increase their dividends are cheaper than those that pay very high current yields. Securities with substantial dividend growth are an important part of our Fund because they can help offset inflation when it eats away at current income.
Our stock selection was strong relative to the benchmark in most sectors. We were well-positioned in the financials sector for higher interest rates. Earnings will rise for insurance companies and banks when rates go up and that is where most of our investments were focused. Investment banking also performed well with the booming mergers and acquisitions market. JPMorgan Chase and Goldman Sachs were among the top 10 contributors to total return.
Our stock selection in the consumer staples sector also contributed to outperformance. General Mills capitalized on health and wellness trends with a Greek yogurt product and growth in its Annie’s organic food division. Unilever has posted consistent operating performance through its transition from food products into higher value household products. Unilever is an ESG leader and is especially strong in many environmental areas, particularly in the sourcing of raw materials. It stands out through innovative programs with suppliers and long-term supplier relationships.
In consumer discretionary, we added Sainsbury’s, an upscale U.K. grocer, a pure play in that it is focused on a single industry. It is an ESG leader in cutting emissions and has astutely met the growing demand for health foods. It has the best private-label brand in the U.K., offering good quality products at competitive prices, in our view. The stock trades at a relatively low price-to-earnings ratio on the fear of a price war in the U.K. grocery market. We see evidence of a more rational environment in the future.
Our overweighting of Apple also helped performance. Apple continues to create innovative products and gain wallet share in the smartphone market. We think Apple Pay and the Apple Watch have tremendous potential to solidify Apple’s position in the consumer sector. Apple’s dividend growth is appealing. Apple also scores well on ESG metrics for its recycling program, and the company has made great strides to improve its suppliers’ labor practices.
Telecommunications stocks have high current yields and posted good total returns. We added Vodafone, a wireless telecommunications company in the U.K. with a yield above 5 percent. The competitive dynamics of the European wireless market are much more favorable than those of the U.S., where participants are engaged in a price war. Vodafone is an ESG leader with strong labor and data protection practices. It is well positioned to capitalize on consolidation in Europe.
We had pockets of relative weakness in the health care and industrial sectors. The health care sector was a hotbed of merger activity, particularly in the providers and services subsectors. We did not reap the full benefit of this trend because most stocks in those subsectors pay very low yields and trade for very high multiples of earnings. We find better value in the pharmaceutical subsector, in which we added Sanofi when the market’s overreaction to lower prices for the company’s diabetes drug Lantus created a buying opportunity. Investors ignored the fact that more than 80 percent of the company’s revenue comes from the relatively stable vaccines, rare diseases, and consumer businesses. The stock sells at a discount to its peer group and pays a 3.2 percent yield. Sanofi is a sector leader in improving access to health care in emerging countries.
Although our health care sector performance lagged that of the benchmark, the sector was a strong contributor to the Fund’s absolute total return.

10 www.calvert.com CALVERT EQUTIY INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED)

In industrials, transport stocks were hurt by higher oil prices, a buildup in inventory, and bad weather. We eliminated The Dow Chemical Company after identifying new corporate governance weaknesses. We took advantage of a rally in the stock to lock in our profits and exit the position. We reinvested the proceeds in PotashCorp, the world’s largest fertilizer company by capacity. It should benefit from a moderating capital expenditures program and see significant improvement in free cash flow.
The company makes a vital ingredient that allows farmers to produce more crops on less land, necessary to support a growing population on finite land.
Outlook
Our long-term view on U.S. equities has been consistently bullish since the financial crisis. The U.S. economy continues to be more structurally sound than many of its European or emerging market counterparts, a position that supports the U.S. dollar. We see the U.S. economy accelerating in the second half of the year, similar to the pattern we observed in 2014 after a tough first quarter caused by severe weather. Lower oil prices will have an additional beneficial effect.
Despite being positive on the U.S. economy in the medium to long run, we continue to be concerned about potential market jitters in the short term. Recent macroeconomic data have indicated softness globally, and stock investors continue to be nervous about Greece’s status in the eurozone and a potential bubble burst in China.
With lower commodity prices, a strong dollar, and little wage growth, inflation in the U.S. is likely to remain at historically low levels for some time to come, while deflationary pressures continue globally. We continue to believe that when the Fed does raise rates, it will be focused as much on resulting rate volatility as on the level of interest rates, with the tightening process likely to be slow and gradual. We expect market volatility to pick up as we approach this inevitability, especially among higher-priced securities and sectors with above-average multiples.
Short-term volatility may provide a buying opportunity as we expand our investment horizons outside the U.S. Our focus on strong balance sheets, sound businesses and valuations, and ESG leadership will serve us well over the long term.
July 2015

As of June 30, 2015, the following companies represented the following percentages of net assets: PotashCorp 1.77%, Sainsbury’s 0.74%, Vodafone 1.05%, Sanofi 1.01%, JPMorgan Chase 3.45%, Goldman Sachs 2.63%, General Mills 2.29%, Unilever 2.69%, Apple 2.29%, and Sanofi 1.01%. Holdings are subject to change.

www.calvert.com CALVERT EQUITY INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED) 11

SHAREHOLDER EXPENSE EXAMPLE
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2015 to June 30, 2015).
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	ANNUALIZED EXPENSE RATIO	BEGINNING ACCOUNT VALUE 1/1/15	ENDING ACCOUNT VALUE 6/30/15	EXPENSES PAID DURING PERIOD* 1/1/15 - 6/30/15
Class A
Actual	1.23%	$1,000.00	$997.50	$6.09
Hypothetical (5% return per year before expenses)	1.23%	$1,000.00	$1,018.70	$6.16
Class C
Actual	2.35%	$1,000.00	$992.10	$11.61
Hypothetical (5% return per year before expenses)	2.35%	$1,000.00	$1,013.14	$11.73
Class Y
Actual	0.98%	$1,000.00	$998.70	$4.86
Hypothetical (5% return per year before expenses)	0.98%	$1,000.00	$1,019.94	$4.91
* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

12 www.calvert.com CALVERT EQUTIY INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED)

STATEMENT OF NET ASSETS
JUNE 30, 2015

	SHARES	VALUE ($)
EQUITY SECURITIES- 97.2%

Air Freight & Logistics - 2.2%
United Parcel Service, Inc., Class B	8,500	823,735

Banks - 14.5%
Bank of America Corp., Preferred	500	556,000
Fifth Third Bancorp	42,900	893,178
JPMorgan Chase & Co.	19,200	1,300,992
PNC Financial Services Group, Inc. (The)	9,200	879,980
Wells Fargo & Co.:
Common	22,300	1,254,152
Preferred	500	587,500
		5,471,802

Beverages - 1.5%
PepsiCo, Inc.	6,100	569,374

Capital Markets - 2.6%
Goldman Sachs Group, Inc. (The):
Common	2,900	605,491
Preferred	15,300	387,243
		992,734

Chemicals - 1.8%
Potash Corp. of Saskatchewan, Inc.	21,600	668,952

Communications Equipment - 2.4%
Cisco Systems, Inc.	33,000	906,180

Consumer Finance - 1.3%
Discover Financial Services, Preferred	19,900	506,853

Diversified Financial Services - 0.8%
Morgan Stanley Capital Trust VIII, Preferred	11,300	286,455

Diversified Telecommunication Services - 6.4%
AT&T, Inc.	33,600	1,193,472
BCE, Inc.	15,500	658,750
Verizon Communications, Inc.	12,000	559,320
		2,411,542

www.calvert.com CALVERT EQUITY INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED) 13

	SHARES	VALUE ($)
Electric Utilities - 4.5%
Edison International	12,400	689,192
FirstEnergy Corp.	20,800	677,040
PPL Corp.	11,000	324,170
		1,690,402

Electrical Equipment - 2.0%
Eaton Corp. plc	11,000	742,390

Energy Equipment & Services - 0.5%
National Oilwell Varco, Inc.	4,200	202,776

Food & Staples Retailing - 0.7%
J Sainsbury plc	66,600	277,853

Food Products - 2.3%
General Mills, Inc.	15,500	863,660

Health Care Providers & Services - 1.2%
Quest Diagnostics, Inc.	6,500	471,380

Household Products - 3.0%
Procter & Gamble Co. (The)	14,500	1,134,480

Independent Power and Renewable Electricity Producers - 0.1%
Talen Energy Corp.*	1,373	23,561

Industrial Conglomerates - 3.5%
General Electric Co.	50,200	1,333,814

Insurance - 2.8%
MetLife, Inc.	18,600	1,041,414

IT Services - 1.5%
International Business Machines Corp.	3,500	569,310

Media - 2.6%
Comcast Corp., Class A	7,900	475,106
Time Warner, Inc.	5,700	498,237
		973,343

Multiline Retail - 2.1%
Target Corp.	9,600	783,648

14 www.calvert.com CALVERT EQUTIY INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED)

	SHARES	VALUE ($)
Oil, Gas & Consumable Fuels - 10.9%
BP plc (ADR)	17,800	711,288
ConocoPhillips	15,500	951,855
Occidental Petroleum Corp.	9,500	738,815
Royal Dutch Shell plc (ADR)	18,000	1,026,180
Statoil ASA (ADR)	37,900	678,410
		4,106,548

Personal Products - 2.7%
Unilever NV, NY Shares	24,300	1,016,712

Pharmaceuticals - 11.5%
GlaxoSmithKline plc (ADR)	22,700	945,455
Johnson & Johnson	11,600	1,130,536
Merck & Co., Inc.	19,800	1,127,214
Pfizer, Inc.	22,733	762,237
Sanofi SA (ADR)	7,700	381,381
		4,346,823

Road & Rail - 2.0%
Norfolk Southern Corp.	8,700	760,032

Software - 2.7%
Microsoft Corp.	23,500	1,037,525

Specialty Retail - 1.7%
Gap, Inc. (The)	17,200	656,524

Technology Hardware, Storage & Peripherals - 4.3%
Apple, Inc.	6,900	865,433
Seagate Technology plc	15,800	750,500
		1,615,933

Wireless Telecommunication Services - 1.1%
Vodafone Group plc (ADR)	10,900	397,305

Total Equity Securities (Cost $35,223,906)		36,683,060

www.calvert.com CALVERT EQUITY INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED) 15

	PRINCIPAL AMOUNT ($)	VALUE ($)
TIME DEPOSIT - 3.6%
State Street Bank Time Deposit, 0.088%, 7/1/15	1,363,652	1,363,652

Total Time Deposit (Cost $1,363,652)		1,363,652

TOTAL INVESTMENTS (Cost $36,587,558) - 100.8%		38,046,712
Other assets and liabilities, net - (0.8)%		(285,589)
NET ASSETS - 100.0%		$37,761,123

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 1,455,068 shares outstanding	$27,331,672
Class C: 242,441 shares outstanding	4,688,835
Class Y: 175,831 shares outstanding	3,482,963
Undistributed net investment income	7,562
Accumulated net realized gain (loss) on investments and foreign currency transactions	790,942
Net unrealized appreciation (depreciation) on investments and assets and liabilities denominated in foreign currencies	1,459,149

NET ASSETS	$37,761,123

NET ASSET VALUE PER SHARE
Class A (based on net assets of $29,304,144)	$20.14
Class C (based on net assets of $4,882,966)	$20.14
Class Y (based on net assets of $3,574,013)	$20.33

*	Non-income producing security.

Abbreviations:
ADR:	American Depositary Receipts
plc:	Public Limited Company
See notes to financial statements.

16 www.calvert.com CALVERT EQUTIY INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED)

STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2015

NET INVESTMENT INCOME
Investment Income:
Dividend income (net of foreign tax withheld of $15,133)	$612,708
Interest income	580
Total investment income	613,288

Expenses:
Investment advisory fee	88,144
Administrative fees	35,257
Transfer agency fees and expenses	33,407
Distribution plan expenses:
Class A	34,271
Class C	22,937
Trustees’ fees and expenses	16,851
Accounting fees	5,858
Custodian fees	8,305
Professional fees	16,863
Registration fees	17,796
Reports to shareholders	4,837
Miscellaneous	5,663
Total expenses	290,189
Reimbursement from Advisor:
Class A	(42,445)
Class C	(2,039)
Class Y	(7,248)
Net expenses	238,457

NET INVESTMENT INCOME	374,831

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	241,989
Foreign currency transactions	(66)
241,923

Change in unrealized appreciation (depreciation) on:
Investments	(764,304)
Assets and liabilities denominated in foreign currencies	32
(764,272)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(522,349)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	($147,518)

See notes to financial statements.

www.calvert.com CALVERT EQUITY INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED) 17

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	SIX MONTHS ENDED JUNE 30, 2015	PERIOD ENDED DECEMBER 31, 2014†	YEAR ENDED SEPTEMBER 30, 2014
Operations:
Net investment income	$374,831	$160,407	$506,128
Net realized gain (loss)	241,923	597,822	2,085,495
Change in unrealized appreciation (depreciation)	(764,272)	(304,102)	1,204,912

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(147,518)	454,127	3,796,535

Distributions to shareholders from:
Net investment income:
Class A shares	(305,330)	(134,073)	(433,017)
Class C shares	(25,464)	(8,550)	(29,658)
Class Y shares	(40,492)	(14,768)	(43,550)
Net realized gain:
Class A shares	—	(1,496,795)	(708,042)
Class C shares	—	(230,579)	(111,061)
Class Y shares	—	(156,172)	(70,316)
Total distributions	(371,286)	(2,040,937)	(1,395,644)

Capital share transactions:
Shares sold:
Class A shares	5,854,970	2,857,317	11,531,622
Class C shares	866,368	597,788	1,591,131
Class Y shares	1,207,327	515,647	3,013,139
Reinvestment of distributions:
Class A shares	285,441	1,505,030	1,053,714
Class C shares	23,927	227,130	132,269
Class Y shares	40,492	170,939	113,866
Redemption fees:
Class A shares	—	178	374
Class C shares	562	—	4
Shares redeemed:
Class A shares	(2,263,596)	(3,749,187)	(2,459,313)
Class C shares	(202,515)	(93,293)	(448,843)
Class Y shares	(446,833)	(173,276)	(2,434,088)
Total capital share transactions	5,366,143	1,858,273	12,093,875

TOTAL INCREASE (DECREASE) IN NET ASSETS	4,847,339	271,463	14,494,766

NET ASSETS
Beginning of period	32,913,784	32,642,321	18,147,555
End of period (including undistributed net investment income of $7,562, $4,017, and $1,148, respectively)	$37,761,123	$32,913,784	$32,642,321

† Period from October 1, 2014 through December 31, 2014. See notes to financial statements.

18 www.calvert.com CALVERT EQUTIY INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED)

STATEMENTS OF CHANGES IN NET ASSETS

CAPITAL SHARE ACTIVITY	SIX MONTHS ENDED JUNE 30, 2015	PERIOD ENDED DECEMBER 31, 2014†	YEAR ENDED SEPTEMBER 30, 2014
Shares sold:
Class A shares	285,977	135,786	557,300
Class C shares	42,315	28,338	77,198
Class Y shares	58,944	24,393	146,680
Reinvestment of distributions:
Class A shares	14,054	74,221	52,405
Class C shares	1,178	11,240	6,663
Class Y shares	1,976	8,355	5,620
Shares redeemed:
Class A shares	(110,917)	(180,131)	(118,472)
Class C shares	(9,907)	(4,475)	(21,573)
Class Y shares	(21,587)	(8,336)	(119,504)
Total capital share activity	262,033	89,391	586,317

† Period from October 1, 2014 through December 31, 2014. See notes to financial statements.

www.calvert.com CALVERT EQUITY INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED) 19

NOTES TO FINANCIAL STATEMENTS
NOTE A — SIGNIFICANT ACCOUNTING POLICIES
General: Calvert Equity Income Fund (the “Fund”), a series of Calvert SAGE Fund, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Calvert SAGE Fund is comprised of two series. The operations of each series are accounted for separately. The Fund offers three separate classes of shares - Classes A, C, and Y. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class C shares are sold without a front-end sales charge and, with certain exceptions, will be charged a deferred sales charge on shares sold within one year of purchase. Class C shares have higher levels of expenses than Class A shares. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries, foundations, and endowments that have entered into an agreement with the Fund’s Distributor to offer Class Y shares. Class Y shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.
Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Fund to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.
Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.
The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.
The Valuation Committee utilizes various methods to measure the fair value of the Fund’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

20 www.calvert.com CALVERT EQUTIY INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. There were no such transfers during the period. Valuation techniques used to value the Fund’s investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or the last available price and are categorized as Level 2 in the hierarchy. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy.
Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.
The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.
The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the Fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation

www.calvert.com CALVERT EQUITY INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED) 21

approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.
At June 30, 2015, no securities were fair valued in good faith under the direction of the Board.
The following table summarizes the market value of the Fund’s holdings as of June 30, 2015, based on the inputs used to value them:

VALUATION INPUTS
INVESTMENTS IN SECURITIES	Level 1	Level 2	Level 3	TOTAL
Equity Securities*	$36,683,060	$—	$—	$36,683,060
Time Deposit	—	1,363,652	—	1,363,652
TOTAL	$36,683,060	$1,363,652	$—	$38,046,712
* For further breakdown of equity securities by industry type, please refer to the Statement of Net Assets.
Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a specific class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.
Foreign Currency Transactions: The Fund’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on investments and assets and liabilities denominated in foreign currencies.
Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are paid quarterly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations
Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

22 www.calvert.com CALVERT EQUTIY INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED)

Redemption Fees: Prior to February 2, 2015, the Fund charged a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund. The redemption fee was accounted for as an addition to paid-in capital and was intended to discourage market-timers by ensuring that short-term trading costs were borne by the investors making the transactions and not the shareholders already in the Fund. This fee was eliminated effective February 2, 2015.
Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.
NOTE B — RELATED PARTY TRANSACTIONS
Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .50% of the Fund’s average daily net assets. Under the terms of the agreement, $15,611 was payable at period end.
The Advisor has contractually agreed to limit net annual fund operating expenses through April 30, 2016. The contractual expense caps are 1.23%, 2.35%, and .98% for Class A, C, and Y, respectively. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. This expense limitation does not limit acquired fund fees and expenses, if any. Under the terms of the agreement, $20,153 was receivable at period end.
Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .20% of the average daily net assets of Class A, C and Y. Under the terms of the agreement, $6,245 was payable at period end.
Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a Distribution Plan that permits the Fund to pay certain expenses associated with the distribution and servicing of its shares. The expenses paid may not exceed .50% and 1.00% annually of the average daily net assets of Class A and C, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly, of .25% and 1.00% of the average daily net assets of Class A and C, respectively. Class Y shares do not have Distribution Plan expenses. Under the terms of the agreement, $10,124 was payable at period end.
CID received $17,790 as its portion of commissions charged on sales of the Fund’s Class A shares for the six months ended June 30, 2015.
Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, acts as shareholder servicing agent for the Fund. For its services, CIS received a fee of $5,469 for the six months ended June 30, 2015. Under the terms of the agreement, $1,035 was payable at period end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

www.calvert.com CALVERT EQUITY INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED) 23

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $14,000. Committee chairs receive an additional $2,500 annual retainer. Trustees’ fees are allocated to each of the funds served.
NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION
During the period, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $7,593,499 and $1,247,147, respectively.
As of June 30, 2015, the tax basis components of appreciation/(depreciation) and the federal tax cost were as follows:

Unrealized appreciation	$2,782,256
Unrealized (depreciation)	(1,323,262)
Net unrealized appreciation/(depreciation)	$1,458,994

Federal income tax cost of investments	$36,587,718
NOTE D — LINE OF CREDIT
A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .125% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no borrowings under the agreement during the six months ended June 30, 2015.
NOTE E — FISCAL YEAR END CHANGE
On September 10, 2014, the Board of Trustees approved a change in the Fund’s fiscal year end from September 30 to December 31. This change was effective December 31, 2014.
NOTE F — SUBSEQUENT EVENTS
In preparing the financial statements as of June 30, 2015, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

24 www.calvert.com CALVERT EQUTIY INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED)

FINANCIAL HIGHLIGHTS

	PERIODS ENDED
CLASS A SHARES	JUNE 30, 2015 (z)		DECEMBER 31, 2014 (z)†		SEPTEMBER 30, 2014 (z)
Net asset value, beginning	$20.41		$21.44		$19.38
Income from investment operations:
Net investment income	0.23		0.11		0.43
Net realized and unrealized gain (loss)	(0.28)		0.19		2.90
Total from investment operations	(0.05)		0.30		3.33
Distributions from:
Net investment income	(0.22)		(0.11)		(0.40)
Net realized gain	—		(1.22)		(0.87)
Total distributions	(0.22)		(1.33)		(1.27)
Total increase (decrease) in net asset value	(0.27)		(1.03)		2.06
Net asset value, ending	$20.14		$20.41		$21.44

Total return*	(0.25%)		1.46%		17.76%
Ratios to average net assets: A
Net investment income	2.25	% (a)	2.05	% (a)	2.08%
Total expenses	1.54	% (a)	1.72	% (a)	1.66%
Expenses before offsets	1.23	% (a)	1.23	% (a)	1.23%
Net expenses	1.23	% (a)	1.23	% (a)	1.23%
Portfolio turnover	4%		14%		57%
Net assets, ending (in thousands)	$29,304		$25,839		$26,497

	PERIODS ENDED
CLASS A SHARES	SEPTEMBER 30, 2013 (z)	SEPTEMBER 30, 2012 (z)#
Net asset value, beginning	$16.87	$15.00
Income from investment operations:
Net investment income	0.30	0.30
Net realized and unrealized gain (loss)	2.64	1.83
Total from investment operations	2.94	2.13
Distributions from:
Net investment income	(0.28)	(0.26)
Net realized gain	(0.15)	—
Total distributions	(0.43)	(0.26)
Total increase (decrease) in net asset value	2.51	1.87
Net asset value, ending	$19.38	$16.87

Total return*	17.74%	14.29%
Ratios to average net assets: A
Net investment income	1.64%	1.93	% (a)
Total expenses	2.15%	3.34	% (a)
Expenses before offsets	1.23%	1.23	% (a)
Net expenses	1.23%	1.23	% (a)
Portfolio turnover	60%	30%
Net assets, ending (in thousands)	$14,437	$5,988
See notes to financial highlights.

www.calvert.com CALVERT EQUITY INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED) 25

FINANCIAL HIGHLIGHTS

	PERIODS ENDED
CLASS C SHARES	JUNE 30, 2015 (z)		DECEMBER 31, 2014 (z)†		SEPTEMBER 30, 2014 (z)
Net asset value, beginning	$20.41		$21.43		$19.39
Income from investment operations:
Net investment income	0.11		0.05		0.20
Net realized and unrealized gain (loss)	(0.27)		0.19		2.90
Total from investment operations	(0.16)		0.24		3.10
Distributions from:
Net investment income	(0.11)		(0.04)		(0.19)
Net realized gain	—		(1.22)		(0.87)
Total distributions	(0.11)		(1.26)		(1.06)
Total increase (decrease) in net asset value	(0.27)		(1.02)		2.04
Net asset value, ending	$20.14		$20.41		$21.43

Total return*	(0.79%)		1.19%		16.46%
Ratios to average net assets: A
Net investment income	1.13	% (a)	0.89	% (a)	0.96%
Total expenses	2.44	% (a)	2.91	% (a)	2.41%
Expenses before offsets	2.35	% (a)	2.35	% (a)	2.35%
Net expenses	2.35	% (a)	2.35	% (a)	2.35%
Portfolio turnover	4%		14%		57%
Net assets, ending (in thousands)	$4,883		$4,263		$3,724

	PERIODS ENDED
CLASS C SHARES	SEPTEMBER 30, 2013 (z)	SEPTEMBER 30, 2012 (z)#
Net asset value, beginning	$16.91	$15.00
Income from investment operations:
Net investment income	0.09	0.12
Net realized and unrealized gain (loss)	2.65	1.86
Total from investment operations	2.74	1.98
Distributions from:
Net investment income	(0.11)	(0.07)
Net realized gain	(0.15)	—
Total distributions	(0.26)	(0.07)
Total increase (decrease) in net asset value	2.48	1.91
Net asset value, ending	$19.39	$16.91

Total return*	16.44%	13.21%
Ratios to average net assets: A
Net investment income	0.50%	0.75	% (a)
Total expenses	3.88%	14.33	% (a)
Expenses before offsets	2.35%	2.35	% (a)
Net expenses	2.35%	2.35	% (a)
Portfolio turnover	60%	30%
Net assets, ending (in thousands)	$2,162	$370
See notes to financial highlights.

26 www.calvert.com CALVERT EQUTIY INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED)

FINANCIAL HIGHLIGHTS

	PERIODS ENDED
CLASS Y SHARES	JUNE 30, 2015 (z)		DECEMBER 31, 2014 (z)†		SEPTEMBER 30, 2014 (z)
Net asset value, beginning	$20.60		$21.61		$19.54
Income from investment operations:
Net investment income	0.26		0.12		0.48
Net realized and unrealized gain (loss)	(0.29)		0.20		2.92
Total from investment operations	(0.03)		0.32		3.40
Distributions from:
Net investment income	(0.24)		(0.11)		(0.46)
Net realized gain	—		(1.22)		(0.87)
Total distributions	(0.24)		(1.33)		(1.33)
Total increase (decrease) in net asset value	(0.27)		(1.01)		2.07
Net asset value, ending	$20.33		$20.60		$21.61

Total return*	(0.13%)		1.55%		18.00%
Ratios to average net assets: A
Net investment income	2.51	% (a)	2.25	% (a)	2.32%
Total expenses	1.43	% (a)	1.99	% (a)	1.42%
Expenses before offsets	0.98	% (a)	0.98	% (a)	0.98%
Net expenses	0.98	% (a)	0.98	% (a)	0.98%
Portfolio turnover	4%		14%		57%
Net assets, ending (in thousands)	$3,574		$2,812		$2,422

	PERIODS ENDED
CLASS Y SHARES	SEPTEMBER 30, 2013 (z)	SEPTEMBER 30,2012 (z)#
Net asset value, beginning	$16.98	$15.00
Income from investment operations:
Net investment income	0.35	0.32
Net realized and unrealized gain (loss)	2.67	1.80
Total from investment operations	3.02	2.12
Distributions from:
Net investment income	(0.31)	(0.14)
Net realized gain	(0.15)	—
Total distributions	(0.46)	(0.14)
Total increase (decrease) in net asset value	2.56	1.98
Net asset value, ending	$19.54	$16.98

Total return*	18.09%	14.15%
Ratios to average net assets: A
Net investment income	1.96%	2.18	% (a)
Total expenses	3.59%	59.31	% (a)
Expenses before offsets	0.98%	0.98	% (a)
Net expenses	0.98%	0.98	% (a)
Portfolio turnover	60%	30%
Net assets, ending (in thousands)	$1,549	$103
See notes to financial highlights.

www.calvert.com CALVERT EQUITY INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED) 27

A    Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
*    Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
#    From October 31, 2011 inception.
†    Period from October 1, 2014 through December 31, 2014.
(a)    Annualized.
(z)    Per share figures are calculated using the Average Shares Method.
See notes to financial statements.

28 www.calvert.com CALVERT EQUTIY INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED)

EXPLANATION OF FINANCIAL TABLES
SCHEDULE OF INVESTMENTS
The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.
STATEMENT OF ASSETS AND LIABILITIES
The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.
STATEMENT OF ASSETS
The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.
At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.
STATEMENT OF OPERATIONS
The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) may also be shown. Credits earned from offset arrangements may be used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

www.calvert.com CALVERT EQUITY INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED) 29

STATEMENT OF CHANGES IN NET ASSETS
The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.
The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.
FINANCIAL HIGHLIGHTS
The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio—how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.
PROXY VOTING
The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

30 www.calvert.com CALVERT EQUTIY INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED)

To Open an Account
800-368-2748
Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746
TDD for Hearing Impaired
800-541-1524
Registered Mail
Calvert Investments
c/o BFDS,
P.O. Box 219544
Kansas City, MO 64121-9544
Overnight Mail
Calvert Investments
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105
Web Site
www.calvert.com
Principal Underwriter
Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

CALVERT EQUITY INCOME FUND	CALVERT’S FAMILY OF FUNDS

Municipal Funds
Tax-Free Responsible Impact Bond Fund
Taxable Bond Funds
Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Income Fund
High Yield Bond Fund
Green Bond Fund
Unconstrained Bond Fund
Balanced and Asset Allocation Funds
Balanced Portfolio
Conservative Allocation Fund
Moderate Allocation Fund
Aggressive Allocation Fund

Equity Funds
Large Cap Core Portfolio
Equity Portfolio
Large Cap Value Fund
U.S. Large Cap Core Responsible Index Fund
U.S. Large Cap Value Responsible Index Fund
U.S. Large Cap Growth Responsible Index Fund
Capital Accumulation Fund
International Equity Fund
Small Cap Fund
Global Energy Solutions Fund
Global Water Fund
International Opportunities Fund
Equity Income Fund
Emerging Markets Equity Fund

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2748 or visit www. calvert.com.
Printed on recycled paper using soy inks.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a)	This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors since registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)    The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-
3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b)    There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1)    Not applicable.

(a)(2)     A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3)    Not applicable.

(b)    A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto. The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT SAGE FUND

By:     /s/ John H. Streur
John H. Streur
President -- Principal Executive Officer

Date: August 31, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John H. Streur
John H. Streur
President -- Principal Executive Officer

Date: August 31, 2015

/s/ Vicki L. Benjamin
    Vicki L. Benjamin
Treasurer -- Principal Financial Officer

Date: August 31, 2015